UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2025

Seven Hills Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	02458-1634
(Address of principal executive offices)	(Zip Code)

(617) 332-9530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Titles of Each Class	Trading Symbol	Name of exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “the Company” and “our” refer to Seven Hills Realty Trust.

Item 8.01. Other Events

On October 30, 2025 the Company announced its intent to conduct a fully backstopped rights offering pursuant to which the Company will issue, at no charge, transferable subscription rights, or the Rights, to the Company’s shareholders of record as of 5:00 p.m., New York City time, on November 10, 2025, or the Record Date, and such shareholders, the Record Date Shareholders, entitling the holders of the rights to subscribe for up to an aggregate of 7,532,861 of the common shares of beneficial interest, $0.001 par value per share, of the Company, or the Common Shares. Record Date Shareholders will receive one transferable Right for each outstanding Common Share they own on the Record Date. The Rights will entitle the Record Date Shareholders to purchase one new Common Share for every two Rights held, or the Primary Subscription Right. The Rights will be exercisable at a price per share equal to $8.65, or the Subscription Price. Record Date Shareholders who fully exercise their Rights will be entitled to subscribe, subject to the limitations described in the Prospectus Supplement (as defined below) and subject to allotment, for additional Common Shares that remain unsubscribed as a result of any unexercised rights. Record Date Shareholders who sell Rights will not be eligible to participate in such over-subscription privilege. The Company plans to use the net proceeds from the offering to fund the growth of the Company’s business by enabling the Company to continue to pursue investment opportunities to expand the Company’s loan portfolio.

The offering will commence on November 10, 2025 and the Rights will expire if they are not exercised by 5:00 p.m., New York City time, on December 4, 2025, unless the offering is extended. There is no minimum number of Rights that must be exercised, no minimum number that any Rights holder must exercise, and no minimum number of Common Shares that the Company will issue in the offering.

The Rights being issued in the offering are expected to be listed for trading on The Nasdaq Stock Market LLC under the symbol “SEVNR” and therefore will be transferable and will allow the holders thereof to purchase additional Common Shares.

The offering will be fully backstopped by Tremont Realty Capital LLC, or Tremont. The Company and Tremont have entered into a backstop agreement, or the Backstop Agreement, pursuant to which Tremont has agreed to exercise its pro rata Primary Subscription Right in full and, upon the completion of the offering, to purchase 100% of all remaining Common Shares not otherwise subscribed for in the offering, or the Backstop Commitment. The Company has agreed to reimburse Tremont’s reasonable expenses, but Tremont will not receive any fees or other consideration in connection with the Backstop Commitment. The foregoing description of the Backstop Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Backstop Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The offering will be made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-290401) that was previously filed with the Securities and Exchange Commission, or the SEC, and became effective on September 29, 2025. The offering will only be made by means of the prospectus supplement dated October 30, 2025, or the Prospectus Supplement, and the accompanying base prospectus dated September 29, 2025.

On October 30, 2025, the Company and Tremont entered into a dealer manager agreement with UBS Securities LLC, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or any of its subsidiaries, nor shall there be any offer, solicitation or sale of any securities of the Company or any of its subsidiaries in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with Tremont, The RMR Group LLC, or RMR, The RMR Group Inc., or RMR Inc., and others related to them, including other companies to which RMR or its subsidiaries provide management services and some of which have trustees or officers who are also our Trustees or officers. Tremont is a 100% wholly owned subsidiary of RMR, which is a majority owned subsidiary of RMR Inc., and RMR Inc. is the managing member of RMR. RMR provides certain shared services to Tremont that are applicable to us, and we reimburse Tremont or pay RMR for the amounts Tremont or RMR pays for those services. One of our Managing Trustees and Chair of our Board of Trustees, Adam D. Portnoy, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., and he is also a director of Tremont, the chair of the board of directors, a managing director and the president and chief executive officer of RMR Inc., and an officer and employee of RMR. Matthew P. Jordan, our other Managing Trustee, is a director and the president and chief executive officer of Tremont. Mr. Jordan is also an officer of RMR Inc. and an officer and employee of RMR, and our other officers are officers and employees of Tremont and/or RMR; Tremont owned approximately 11.3% of our outstanding common shares at September 30, 2025. Due to the nature of the relationship between the Company and RMR, the Backstop Agreement was separately considered by a Special Committee of our Board of Trustees, comprised solely of disinterested Trustees (the “Special Committee”), and our Board, and approved by our Board pursuant to a recommendation by our Special Committee.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2024, or our Annual Report, our definitive Proxy Statement for our 2025 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report for the quarterly period ended September 30, 2025, or our Quarterly Report, and our other filings with the SEC, including Notes 8 and 9 to our consolidated financial statements included in our Annual Report and the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement and Notes 8 and 9 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of our Quarterly Report. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever the Company uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, the Company is making forward-looking statements. These forward-looking statements are based upon the Company’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by the Company’s forward-looking statements as a result of various factors. These forward-looking statements include, without limitation, the Company’s expectations regarding the proposed rights offering, the planned use of proceeds from the proposed rights offering, including any timing considerations relating to the Company’s use of proceeds, and the Backstop Commitment. For example, there can be no assurance that the proposed rights offering will be commenced or, if commenced, will be consummated on the terms described above, and there can be no assurance that the Company will be able to successfully complete the rights offering.

The information contained in the Company’s filings with the SEC, including under the caption “Risk Factors” in the Prospectus Supplement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or incorporated therein, identifies other important factors that could cause differences from the Company’s forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, the Company does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
8.1	Opinion of Sullivan & Worcester regarding tax matters (including consent of such firm).

10.1	Backstop agreement, dated October 30, 2025, by and between Seven Hills Realty Trust and Tremont Realty Capital LLC.

10.2	Dealer Manager Agreement, dated October 30, 2025, by and among Seven Hills Realty Trust, Tremont Realty Capital LLC and UBS Securities LLC.

99.1	Press release, dated October 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

By:	/s/ Matthew C. Brown
Name:	Matthew C. Brown
Title:	Chief Financial Officer and Treasurer

Date: October 30, 2025